COLUMBIA HIGH YIELD MUNICIPAL FUND
                        COLUMBIA MANAGED MUNICIPALS FUND
                                  (the "Funds")
             Supplement to Statement of Additional Information dated
                   November 1, 2004, as revised July 12, 2005


At a meeting held on  September  16,  2005,  shareholders  of record of Columbia
Managed Municipals Fund approved the reorganization of Columbia Managed Municipals Fund into Columbia Tax-Exempt Fund. Effective September 19, 2005, all references to Columbia Managed Municipals Fund in the Statement of Additional Information are removed.



SUP-47/90529-0905                                            September 19, 2005